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                SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

              Date of Report (Date of earliest event
                     reported) June 27, 1997

                      IBM CREDIT CORPORATION
      (Exact name of registrant as specified in its charter)


          Delaware            1-8175         22-2351962
  (State of Incorporation) (Commission     (I.R.S. Employer
                           File Number)   Identification No.)




                     1133 Westchester Avenue
                      White Plains, New York

                      (Address of principal       10604-3305
                        executive offices)         (Zip Code)


Registrant's telephone number, including area code:(914) 642-3000
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                            -  -









Item 7. Financial Information, Pro Forma Financial Information and Exhibits.

          This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-26211 on Form S-3, effective June 27, 1997, the document included as Exhibit 1 hereto, relating to $3,500,000,000 aggregate principal amount of debt securities of the Registrant.

          The following exhibit is hereby filed with this report:

     Exhibit
      Number        Description

        1           Amendment dated June 27, 1997, to the Agency
                    Agreement dated March 13, 1992, as amended
                    August 12, 1992, April 13, 1993, June 11,
                    1993, August 17, 1993, January 6, 1994,
                    November 17, 1994 and August 8, 1996 among
                    IBM Credit Corporation, Credit Suisse First
                    Boston Corporation, Goldman, Sachs & Co.,
                    Lehman Brothers, Lehman Brothers Inc.,
                    Merrill Lynch & Co., Merrill Lynch, Pierce,
                    Fenner & Smith Incorporated, Morgan Stanley &
                    Co. Incorporated, Salomon Brothers Inc and
                    Smith Barney Inc.

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                             SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IBM CREDIT CORPORATION

                                   By:

                                   /S/ John J. Shay, Jr.
                                   Name:  John J. Shay, Jr.
                                   Title: Vice President,
               Secretary and General Counsel


July 8, 1997
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                           Exhibit Index

     Exhibit


                            -  -









      Number        Description

        1           Amendment dated June 27, 1997, to the Agency
                    Agreement dated March 13, 1992, as amended
                    August 12, 1992, April 13, 1993, June 11,
                    1993, August 17, 1993, January 6, 1994,
                    November 17, 1994 and August 8, 1996 among
                    IBM Credit Corporation, Credit Suisse First
                    Boston Corporation, Goldman, Sachs & Co.,
                    Lehman Brothers, Lehman Brothers Inc.,
                    Merrill Lynch & Co., Merrill Lynch, Pierce,
                    Fenner & Smith Incorporated, Morgan Stanley &
                    Co. Incorporated, Salomon Brothers Inc and
                    Smith Barney Inc.